UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: September 26, 2000

                            THE QUIZNO'S CORPORATION

             (Exact name of registrant as specified in its charter)

        Colorado                   000-23174                   84-1169286
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)         Identification No.)            File Number)


                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: (720)359-3300

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release, on September 26, 2000, announcing that John Todd has been elected to the Board of Directors of The Quizno's Corporation

Exhibits

Exhibit 99.1 Press Release, dated September 26, 2000, announcing that John Todd has been elected to the Board of Directors of The Quizno's Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       THE QUIZNO'S CORPORATION


Date: September 27, 2000                             By: /s/ John L. Gallivan
                                                         --------------------
                                                         John L. Gallivan
                                                         Chief Financial Officer